Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
4-30-14 Semi-Annual Report

(a)
Second Amended and Restated Agreement and Declaration
of Trust, amended and restated as of June 17, 2009, (the
"Amended Declaration"), of Registrant, Nationwide Mutual
Funds (the "Trust"), a Delaware Statutory Trust,
previously filed as Exhibit EX-28.a with the Trust's
registration statement on November 17, 2009, is hereby
incorporated by reference.

(8)
Amending Resolutions dated December 11, 2013, to the
Amended Declaration, pertaining to the Nationwide Bailard
Emerging Markets Equity Fund and the Nationwide Diverse
Managers Fund, previously filed as Exhibit EX-28.a.8 with
the Trust registration statement on April 3, 2014, is
hereby incorporated by reference.

(d)
Investment Advisory Agreements

(1)
Investment Advisory Agreement dated May 1, 2007
pertaining to certain series of the Trust currently
managed by Nationwide Fund Advisors, previously filed as
Exhibit EX-99.d.2 with the Trust's registration statement
on June 14, 2007, is hereby incorporated by reference.

(a)
Exhibit A, amended March 25, 2014, to the Investment
Advisory Agreement pertaining to certain series of the
Trust managed by Nationwide Fund Advisors, previously
filed as EX-28.d.1.a with the Trust's registration
statement on April 3, 2014, is hereby incorporated by
reference.

(b)
Form of Exhibit A, amended , to the Investment Advisory
Agreement pertaining to certain series of the Trust managed
by Nationwide Fund Advisors, previously filed as Exhibit
EX-28.d.1.b with the Trust's registration statement on April
3, 2014, is hereby incorporated by reference.

(3)
Subadvisory Agreement

(c)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Nationwide Asset Management, LLC, effective
January 1, 2008, for the Nationwide Bond Fund, Nationwide
Government Bond Fund, and Nationwide Inflation Protected
Securities Fund previously filed as Exhibit EX-23.d.3.h with the Trust's registration statement on December 19, 2008, is
hereby incorporated by reference.

(1)
Exhibit A to the Subadvisory Agreement, amended May 1,
2013, among the Trust, Nationwide Fund Advisors and Nationwide
Asset Management, LLC, effective January 1, 2008, previously filed as Exhibit EX-28.d.3.c.1 with the Trust's registration statement on April 3, 2014, is hereby incorporated by reference.

(j)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Bailard, Inc., effective June 4, 2013, for the
Nationwide Bailard Cognitive Value Fund, Nationwide Bailard
Technology & Science Fund and Nationwide Bailard International
Equities Fund, previously filed as Exhibit EX-28.d.3.k with the
Trust's registration statement on October 17, 2013, is hereby incorporated by reference.

(1)
Exhibit A to the Subadvisory Agreement among the Trust,
Nationwide Fund Advisors and Bailard, Inc., effective March 31,
2014, for the Nationwide Bailard Emerging Markets Equity Fund,
previously filed as Exhibit EX-28.d.3.j.1 with the Trust's
registration statement on April 3, 2014, is hereby incorporated by reference.

(l)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Ziegler Capital Management, LLC, effective December
1, 2013, for the Nationwide Ziegler Equity Income Fund, Nationwide
Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler
Wisconsin Tax Exempt Fund, previously filed as Exhibit EX-28.d.3.m with the Trust's registration statement on February 20, 2014, is hereby incorporated by reference.

(m)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Garcia Hamilton & Associates, LP, effective March 31,
2014, for the Nationwide Diverse Managers Fund, previously filed as Exhibit EX-28.d.3.m with the Trust's registration statement on
April 3, 2014, is hereby incorporated by reference.

(n)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Herndon Capital Management, LLC., effective March 31,
2014, for the Nationwide Diverse Managers Fund and Nationwide Mid
Cap Value Fund, previously filed as Exhibit EX-28.d.3.n with the
Trust's registration statement on April 3, 2014, is hereby
incorporated by reference.

(o)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Strategic Global Advisors, LLC, effective March 31,
2014, for the Nationwide Diverse Managers Fund, previously filed as Exhibit EX-28.d.3.o with the Trust's registration statement on
April 3, 2014, is hereby incorporated by reference.

(p)
Subadvisory Agreement among the Trust, Nationwide Fund
Advisors and Ariel Investments, LLC., effectiveMarch 31, 2014, for the Nationwide Diverse Managers Fund, previously filed as
Exhibit EX-28.d.3.p with the Trust's registration statement on
April 3, 2014, is hereby incorporated by reference.

(q)
Subadvisory agreement among the Trust, Nationwide Fund Advisors and Boston Advisors, LLC, effective March 13, 2014, for the
Nationwide Growth Fund, previously filed as Exhibit EX-28.d.3.r with the Trust's registration statement on March 25, 2014, is hereby incorporated by reference.

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